December 20, 2002

BEI TECHNOLOGIES, INC.
BEI SENSORS & SYSTEMS COMPANY, INC.

         c/o BEI Technologies, Inc.
         One Post Street, Suite 2500
         San Francisco, California 94104
         Attention: Robert R. Corr/Mark Deibert

         Re:      Second Amendment to Note Purchase Agreement and Waiver

Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of November 16, 1998, as amended by that certain Amendment to Note Purchase Agreement dated March 30, 2002 (as further amended from time to time, the "Note Purchase Agreement") between BEI Technologies, Inc., a Delaware corporation (the "Company") and BEI Sensors & Systems Company, Inc., a Delaware corporation ("Systems"; together with the Company, the "Co-Obligors"), on the one hand, and each purchaser named on Schedule A attached to the Note Purchase Agreement, on the other hand.

         Capitalized terms used herein without definition have the meanings ascribed to such terms in Schedule B of the Note Purchase Agreement.

         The Co-Obligors have requested that the Note holders amend the Note Purchase Agreement and waive certain provisions thereof, subject to the conditions and in reliance of the representations and warranties set forth herein.

         In consideration of the foregoing recitals, the parties hereto agree as follows:

         1. Amendment to the Note Purchase Agreement. Pursuant to Section 17.1 thereof, the Note Purchase Agreement is amended as follows:

                  (a) Section 10.5 of the Note Purchase Agreement is amended by adding the following proviso at the end thereof:

                 ":provided, further, for the period ending December 28, 2002, the Company will not permit the ratio of Earnings Available for Fixed Charges to Fixed Charges for the period comprised of the immediately preceding four fiscal quarters of the Company to be less than 0.75 to 1.00."

         2. Waiver of Covenant Violation. Co-Obligors' violation of Section 10.5 of the Note Purchase Agreement for the period ending September 28, 2002 is hereby waived.

         3. Representations and Warranties. Each Co-Obligor hereby certifies that as of the date hereof the representations and warranties of such Co-Obligor contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects as though made on and as of such date (except to the extent such specifically relate to another date).

         4. Condition to Effectiveness. The effectiveness of this letter agreement is subject to the receipt of a fully executed counterpart of this letter agreement by the Co-Obligors and Required Holders.

         5. No Waiver. Each amendment and waiver set forth in this letter agreement shall be limited precisely as written and shall not be deemed to be
(a) an amendment, consent or waiver of any other terms or conditions of the Note Purchase Agreement or any other document related to the Note Purchase Agreement,
(b) a waiver, other than as set forth in paragraph 2 hereof, of any right or remedy of the holders of the Notes issued under the Note Purchase Agreement or
(c) a consent to any future amendment, consent or waiver of the Note Purchase Agreement or any future transaction, event or condition which would constitute a Default or Event of Default under the Note Purchase Agreement. Except as expressly set forth in this letter agreement, the Note Purchase Agreement and all related documents shall continue in full force and effect.

                  [Remainder of page intentionally left blank.]

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this letter agreement, whereupon, subject to satisfaction of the condition set forth in paragraph 4 above, this letter agreement will become a binding agreement among the Co-Obligors and the Note holders as of the date first written above.

                                    Very truly yours,

                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
                                    By CIGNA Investments, Inc.


                                    By:  /s/ Sean M Feeley
                                       -----------------------------------------
                                       Name:  SEAN M FEELEY
                                             -----------------------------------
                                       Title:  VICE PRESIDENT
                                              ----------------------------------


                                    CONNECTICUT GENERAL LIFE
                                    INSURANCE COMPANY,
                                    on behalf of one or more separate accounts
                                    By CIGNA Investments, Inc.


                                    By:  /s/ Sean M Feeley
                                        ----------------------------------------
                                       Name:  SEAN M FEELEY
                                             -----------------------------------
                                       Title:  VICE PRESIDENT
                                              ----------------------------------



                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By: /s/ Rhonda L Hopps
                                        ----------------------------------------
                                       Name:  RHONDA L HOPPS
                                             -----------------------------------
                                       Title:  AUTHORIZED SIGNATORY
                                              ----------------------------------



                                    By: /s/ Patricia W. Wilson
                                        ----------------------------------------
                                       Name:  PATRICIA W. WILSON
                                             -----------------------------------
                                       Title:  AUTHORIZED SIGNATORY
                                              ----------------------------------

The foregoing letter agreement is hereby accepted as of the date first above written.

                                    BEI TECHNOLOGIES, INC.


                                    By:  /s/ John Laboskey
                                        ----------------------------------------
                                        Name: John Laboskey
                                              ----------------------------------
                                        Title: Senior Vice President and
                                                  Chief Financial Officer
                                                --------------------------------


                                    By:  /s/ Robert R. Corr
                                        ----------------------------------------
                                        Name: Robert R. Corr
                                              ----------------------------------
                                        Title: Vice President, Secretary,
                                               ---------------------------------
                                                  Treasurer and Controller


                                    BEI SENSORS & SYSTEMS COMPANY, INC.

                                    By:  /s/ John Laboskey
                                        ----------------------------------------
                                        Name: John Laboskey
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------


                                    By:  /s/Robert R. Corr
                                        ----------------------------------------
                                        Name: Robert R. Corr
                                              ----------------------------------
                                        Title: Secretary, Treasurer
                                                and Controller
                                               ---------------------------------